EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three months ended March 31, 2020. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, Inc.’s financial statements for the relevant periods.

	As of March 31, 2020
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, Inc. Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$647,652	$6	$126	$647,784
Restricted cash	19,764	—	—	19,764
U.S. Treasury securities, at fair value	864,749	—	—	864,749
Investments (includes performance allocations of $371,701 as of March 31, 2020)	2,673,335	288	(168,947)	2,504,676
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	628,027	1,070	629,097
Investments, at fair value	—	9,945,504	(506,253)	9,439,251
Other assets	—	179,301	(8,529)	170,772
Incentive fees receivable	864	—	—	864
Due from related parties	877,028	—	(232,708)	644,320
Deferred tax assets, net	2,633	—	872,965	875,598
Other assets	208,111	—	37,675	245,786
Lease assets	186,225	—	—	186,225
Goodwill	93,911	—	—	93,911
Total Assets	$5,574,272	$10,753,126	$(4,601)	$16,322,797

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$86,385	$—	$13,844	$100,229
Accrued compensation and benefits	66,813	—	—	66,813
Deferred revenue	128,087	—	—	128,087
Due to related parties	975,460	—	363,625	1,339,085
Profit sharing payable	341,030	—	—	341,030
Debt	2,651,232	—	—	2,651,232
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	5,137,451	(37,967)	5,099,484
Notes payable	—	2,444,701	(582,495)	1,862,206
Other liabilities	—	998,886	(30,252)	968,634
Due to related parties	—	19,546	(19,546)	—
Other liabilities	60,242	—	—	60,242
Lease liabilities	206,721	—	—	206,721
Total Liabilities	4,515,970	8,600,584	(292,791)	12,823,763

Stockholders’ Equity:
Apollo Global Management, Inc. stockholders' equity:
Series A Preferred Stock, 11,000,000 shares issued and outstanding as of December 31, 2019	264,398	—	—	264,398
Series B Preferred Stock, 12,000,000 shares issued and outstanding as of December 31, 2019	289,815	—	—	289,815
Additional paid in capital	—	—	1,085,949	1,085,949
Retained earnings (accumulated deficit)	(312,603)	65,377	(828,097)	(1,075,323)
Accumulated other comprehensive loss	(9,147)	(29,392)	30,338	(8,201)
Total Apollo Global Management, Inc. stockholders’ equity	232,463	35,985	288,190	556,638
Non-Controlling Interests in consolidated entities	5,724	2,116,557	—	2,122,281
Non-Controlling Interests in Apollo Operating Group	820,115	—	—	820,115
Total Stockholders’ Equity	1,058,302	2,152,542	288,190	3,499,034
Total Liabilities and Stockholders’ Equity	$5,574,272	$10,753,126	$(4,601)	$16,322,797

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended March 31, 2020
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, Inc. Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$415,960	$—	$(19,356)	$396,604
Advisory and transaction fees, net	36,963	—	—	36,963
Investment income (loss):
Performance Allocations	(1,748,829)	—	14,506	(1,734,323)
Principal investment income (loss)	(194,150)	—	6,301	(187,849)
Total investment income (loss)	(1,942,979)	—	20,807	(1,922,172)
Incentive fees	19,519	—	—	19,519
Total Revenues	(1,470,537)	—	1,451	(1,469,086)

Expenses:
Compensation and benefits:
Salary, bonus and benefits	139,269	—	—	139,269
Equity-based compensation	52,122	—	—	52,122
Profit sharing expense	(635,998)	—	—	(635,998)
Total Compensation and Benefits	(444,607)	—	—	(444,607)
Interest expense	31,242	—	—	31,242
General, administrative and other	84,871	(6)	(343)	84,522
Placement fees	409	—	—	409
Total Expenses	(328,085)	(6)	(343)	(328,434)

Other Income (Loss):
Net losses from investment activities	(1,264,244)	(307)	—	(1,264,551)
Net gains (losses) from investment activities of consolidated variable interest entities	—	(183,232)	17,312	(165,920)
Interest income	8,163	—	(229)	7,934
Other income (loss), net	(16,500)	—	(7)	(16,507)
Total Other Income (Loss)	(1,272,581)	(183,539)	17,076	(1,439,044)
Income (loss) before income tax (provision) benefit	(2,415,033)	(183,533)	18,870	(2,579,696)
Income tax (provision) benefit	(7,462)	—	303,315	295,853
Net Income (Loss)	(2,422,495)	(183,533)	322,185	(2,283,843)
Net income (loss) attributable to Non-controlling Interests	1,122,970	—	164,655	1,287,625
Net Income (Loss) Attributable to Apollo Global Management, Inc.	(1,299,525)	(183,533)	486,840	(996,218)
Series A Preferred Stock Dividends	(4,383)	—	—	(4,383)
Series B Preferred Stock Dividends	(4,781)	—	—	(4,781)
Net Income (Loss) Attributable to Apollo Global Management, Inc. Class A Common Stockholders	$(1,308,689)	$(183,533)	$486,840	$(1,005,382)

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.